Prepaid expenses and other current assets	12 Months Ended
Dec. 31, 2011
Prepaid expenses and other current assets

6 Prepaid expenses and other current assets

Prepaid expenses and other current assets consisted of the following:

	December 31, 2010	December 31, 2011
	Rmb	Rmb
Rental and utility deposits	327	552
Advance to employees	280	366
Prepayment for insurance	197	74
Prepayment for raw materials purchases (Note a)	8,655	922
Prepayment for decoration	10	90
Prepayment for consultancy fee	207	188
Deposits for investments (Note 20)	19,877	—
Others	133	161

	29,686	2,353

Note a: The balance in 2010 included Rmb5,000 deposit paid to Goldpoly (Quanzhou) Science & Technology Industry Company Limited (“Goldpoly”), an ex-shareholder of Linsun Group, which is also a shareholder of CTDC as of December 31, 2011, for purchases of raw materials from Goldpoly from October 2010 to December 2011. Such deposit was offset against the costs of raw materials purchased from Goldpoly during 2011.